Q3 2022 Earnings Presentation 5400 Lyndon B. Johnson Freeway, Suite 1300 | Dallas, Texas 75240 | 214.238.5700 | capitalsouthwest.com February 1, 2022 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. • Capital Southwest has filed a registration statement (which contains the prospectus) with the SEC for any offering to which this communication may relate and may file one or more prospectus supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s), including the information incorporated by reference therein, in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiary, Capital Southwest SBIC I, LP, as a small business investment company ("SBIC"); and uncertainties associated with the continued impact from the COVID-19 pandemic, including its impact on the global and U.S. capital markets and the global and U.S. economy, the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak, the effect of the COVID-19 pandemic on our business prospects and the operational and financial performance of our portfolio companies, including our and their ability to achieve their respective objectives, and the effects of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Page 4 Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Chris Rehberger VP Finance / Treasurer Conference Call Participants

Page 5 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • September 2015: completed tax free spin off of CSW Industrials ("Spin Off") (NASDAQ: "CSWI") • April 2021: received SBIC license from the U.S. Small Business Administration • 24 employees based in Dallas, Texas • Total Balance Sheet Assets of $913 MM as of December 31, 2021 • Manage I-45 Senior Loan Fund (“I-45 SLF”) in partnership with Main Street Capital (NYSE: “MAIN”) CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 6 • Q3 2022 Pre-Tax Net Investment Income (“NII”) of $11.8 MM or $0.51 per share ◦ Paid $0.47 per share Regular Dividend ◦ Paid $0.50 per share Supplemental Dividend • Increased Regular Dividend to $0.48 per share for the quarter ending March 31, 2022, an increase of 2.1% compared to the prior quarter • Investment Portfolio at Fair Value increased to $877 MM from $818 MM in prior quarter ◦ $268.3 MM in total new committed investments, of which $213.5 MM was funded at close ◦ $158.4 MM in total proceeds from eleven debt prepayments and one equity exit ▪ Danforth equity exit generated a realized gain of $5.6 MM and an IRR of 99.2% • Completed add-on of $50 MM in aggregate principal of 3.375% Notes due October ("October 2026 Notes") in November 2021 • Raised $16.0 MM in gross proceeds through Equity ATM Program during the quarter ◦ Sold shares at weighted-average price of $25.97 per share, or 159% of the prevailing NAV per share • $141.7 MM available on Credit Facility, $11.0 MM available on initial SBA leverage commitment to SBIC I, and $18.7 MM in cash and cash equivalents as of quarter end Q3 2022 Highlights Financial Highlights

Page 7 • In the last twelve months ended 12/31/2021, CSWC generated $1.84 per share in Pre-Tax NII and paid out $1.76 per share in Regular Dividends • Cumulative Pre-Tax NII Regular Dividend Coverage of 107% since the 2015 Spin-Off • Total Special and Supplemental Dividends of $3.41 per share since the 2015 Spin-Off • Undistributed Taxable Income ("UTI") of $0.32 per share as of December 31, 2021 Track Record of Consistent Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End D iv id en d Pe r Sh ar e $0.45 $0.21 $0.24 $0.26 $0.28 $0.89 $0.44 $0.46 $0.48 $0.49 $0.50 $1.25 $0.51 $0.51 $0.51 $0.51 $0.52 $0.53 $0.54 $0.97 $0.48 $0.19 $0.21 $0.24 $0.26 $0.28 $0.29 $0.34 $0.36 $0.38 $0.39 $0.40 $0.40 $0.41 $0.41 $0.41 $0.41 $0.42 $0.43 $0.44 $0.47 $0.48 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.50 $0.26 $0.50 $0.75 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 3/31/17 6/30/17 9/30/17 12/31/17 03/31/18 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2021 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 10.6% 5.2% 5.6% 6.3% 6.6% 19.7% 9.3% 9.6% 9.1% 9.4% 9.2% 24.0% 17.9% 15.1% 14.5% 11.5% 9.4% 9.1% 8.6% 15.3%

Page 8 History of Value Creation $17.68$17.22$17.38$17.49$17.95$18.26$18.63$19.00$19.54$19.98 $20.90$21.58$21.99$22.04$22.71$23.16$23.38$23.07 $21.97$22.30 $23.22 $24.11 $24.90 $26.00$26.32 $27.12 $17.68$17.22$17.34$17.39$17.74$17.88$17.8 $17.96$18.26$18.44$19.08$18.87$18.84$18.43$18.62$18.58$18.30 $16.74 $15.13$14.95$15.36$15.74$16.01$16.58$16.36$16.19 $0.00 $0.00 $0.04 $0.10 $0.21 $0.38 $0.83 $1.04 $1.28 $1.54 $1.82 $2.71 $3.15 $3.61 $4.09 $4.58 $5.08 $6.33 $6.84 $7.35 $7.86 $8.37 $8.89 $9.42 $9.96$10.93 Net Asset Value Per Share Cumulative Dividends Paid Per Share 9/30/2015 12/31/2015 3/31/2016 6/30/2016 9/30/2016 12/31/2016 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 $0.00 $3.00 $6.00 $9.00 $12.00 $15.00 $18.00 $21.00 $24.00 $27.00 Total Value (Net Asset Value + Cumulative Dividends Paid) Increase of $9.44 per share at 12/31/2021 from 9/30/2015 Spin-off of CSWI

Page 9 CORE: Lower Middle Market (“LMM”): CSWC led or Club Deals ◦ Companies with EBITDA between $3 MM and $20 MM ◦ Typical leverage of 2.0x – 4.0x Debt to EBITDA through CSWC debt position ◦ Commitment size up to $35 MM with hold sizes generally $5 MM to $30 MM ◦ Both Sponsored and Non-sponsored deals ◦ Securities include first lien, unitranche, and second lien ◦ Frequently make equity co-investments alongside CSWC debt OPPORTUNISTIC: Upper Middle Market (“UMM”): Syndicated or Club, First and Second Lien ▪ Companies typically have in excess of $20 MM in EBITDA ▪ Typical leverage of 3.0x – 5.5x Debt to EBITDA through CSWC debt position ▪ Hold sizes generally $5 MM to $15 MM ▪ Securities include first and second lien debt securities ▪ More liquid assets relative to LMM investments ▪ Provides flexibility to invest/divest opportunistically based on market conditions and liquidity position Investment Strategy

Page 10 Credit Portfolio Heavily Weighted Towards First Lien Investments 91% of Credit Portfolio as of 12/31/2021 in first lien senior secured loans Credit Portfolio Heavily Weighted to First Lien $ (M ill io ns ) $272 $337 $351 $368 $382 $387 $456 $474 $487 $521 $531 $573 $671 $689 $745 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 $0.0 $200.0 $400.0 $600.0 $800.0 Sub-DebtSecond LienFirst Lien 6% 85% 9% 7% 86% 7% 4% 86% 10% 86% 10% 4% 87% 9% 4% 87% 9% 4% 90% 8% 2% 90% 8% 2% 90% 8% 2% 91% 7% 2% 91% 7% 2% 92% 6% 2% 90% 8% 2% 91% 7% 2% 91% 7% 2%

Page 11 $268.3 MM in total new committed investments to fourteen new portfolio companies and twelve existing portfolio companies Q3 2022 Originations Portfolio Originations Q3 2022 Name Industry Type Total Debt Funded at Close ($000s) Total Equity Funded at Close ($000s) Unfunded Commitments at Close ($000s) Debt Yield to Maturity Winter Services Operations, LLC Business services First Lien $20,000 $— $8,889 8.50% National Credit Care, LLC Consumer services First Lien $22,500 $— $— 8.88% Catbird NYC, LLC Consumer products & retail First Lien / Equity $16,000 $1,500 $4,125 9.15% KMS, Inc. Distribution First Lien $16,000 $— $4,571 8.69% South Coast Terminals, LLC Specialty chemicals First Lien $18,065 $— $1,935 7.96% ArborWorks, LLC Environmental Services First Lien / Equity $13,540 $100 $2,460 8.88% Mercury Acquisition 2021, LLC (dba Tele-Town Hall) Telecommunications First Lien / Second Lien $15,800 $— $— 10.65% The Producto Group, LLC Industrial products First Lien / Equity $13,770 $1,500 $— 10.90% Lash OpCo, LLC Consumer products & retail First Lien $6,500 $— $7,481 8.88% Infolinks Media Buyco, LLC Media, marketing & entertainment First Lien / Equity $7,750 $588 $2,662 7.80% • $213.5 MM funded at close

Page 12 Q3 2022 Originations Portfolio Originations Q3 2022 Name Industry Type Total Debt Funded at Close ($000s) Total Equity Funded at Close ($000s) Unfunded Commitments at Close ($000s) Debt Yield to Maturity SIB Holdings, LLC Business services First Lien / Equity $7,427 $500 $2,573 7.43% Air Conditioning Specialist, Inc. Consumer services First Lien / Equity $9,000 $500 $1,000 8.95% Spotlight AR, LLC Business services First Lien / Equity $7,500 $750 $2,000 8.88% Cityvet, Inc. Healthcare services First Lien $— $— $10,000 9.42% Klein Hersh, LLC Business services First Lien $9,875 $— $— 8.25% Everest Transportation Systems, LLC Transportation and logistics First Lien $9,167 $— $— 9.63% ISI Enterprises, LLC Software & IT services First Lien / Equity $5,000 $1,000 $2,000 8.88% NinjaTrader, Inc. Financial services First Lien $3,900 $— $3,036 7.78% Zenfolio Inc. Business services First Lien $4,000 $— $— 10.50% Lighting Retrofit International, LLC (dba Envocore) Environmental Services First Lien $— $— $1,042 8.00% Well-Foam, Inc. Energy services (upstream) First Lien $— $— $1,000 10.40% GS Operating, LLC Distribution First Lien $800 $— $— 8.50% VTX Holdings, Inc. (dba Vertex One) Software & IT services Equity $— $200 $— N/A Roseland Management, LLC Healthcare services Equity $— $136 $— N/A LGM Pharma, LLC Healthcare products Subordinated Debt $88 $— $— 25.00% Delphi Behavioral Health Group, LLC Healthcare services First Lien $70 $— $— 13.00% Total / Wtd. Avg $206,752 $6,774 $54,774 (1) 8.97% (1) Unfunded Commitments consist of $32.2 MM in delayed draw term loans, $22.1 MM in revolvers, and $0.5 MM in unfunded equity

Page 13 Portfolio Exits Q3 2022 Name Industry Type Net Proceeds ($000s) Realized Gain ($000s) IRR VTX Holdings, Inc. (dba Vertex One) Software & IT services First Lien - Last Out $21,575 $316 13.9% ICS Distribution, LLC (dba Relevant Rental Solutions) Industrial services First Lien - Last Out $20,500 $315 13.6% Clickbooth.com, LLC Media, marketing & entertainment First Lien $18,169 $194 12.0% KMS, Inc. Distribution First Lien - First Out $16,000 $— 9.4% Broad Sky Networks, LLC Telecommunications First Lien $15,788 $288 13.6% ASC Ortho Management Company, LLC Healthcare services First Lien / Second Lien $15,012 $114 12.1% ESCP DTFS, Inc. (dba Industrial Specialty Services) Industrial services First Lien $11,700 $150 12.3% Capital Pawn Holdings, LLC Consumer products & retail First Lien $8,854 $11 12.1% Adams Publishing Group, LLC Media, marketing & entertainment First Lien $8,647 $91 11.2% Sonobi, Inc. Media, marketing & entertainment First Lien $8,500 $140 13.7% Chemistry Rx Holdings, LLC Specialty chemicals First Lien $7,096 $123 14.8% Danforth Advisors, LLC Business services Equity $6,517 $5,642 99.2% Total / Weighted Average $158,358 $7,384 16.2% Track Record of CSWC Exits Continues • During the quarter, CSWC exited eleven debt investments and one equity investment, generating total proceeds of $158.4 MM and an IRR of 16.2% • Cumulative IRR of 14.6% on 56 portfolio company exits generating $637.6 MM in proceeds since launch of credit strategy in January 2015 $158.4 MM in total proceeds from twelve portfolio company exits

Page 14 CSWC Investment Portfolio Composition Note: All metrics above exclude the I-45 Senior Loan Fund (1) At December 31, 2021 and September 30, 2021, we had equity ownership in approximately 56% and 49%, respectively, of our investments (2) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of December 31, 2021, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments. As of December 31, 2021, there were three investments on non-accrual status. As of September 30, 2021, there were three investments on non-accrual status. Weighted-average annual effective yield is not a return to shareholders and is higher than what an investor in shares in our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor (3) Includes CSWC debt investments only. Weighted average EBITDA metric is calculated using investment cost basis weighting. For the quarter ended December 31, 2021, three portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful. For the quarter ended September 30, 2021, three portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful (4) Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. Management uses this metric as a guide to evaluate relative risk of its position in each portfolio debt investment. For the quarter ended December 31, 2021, three portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful. For the quarter ended September 30, 2021, three portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful Maintaining conservative portfolio leverage while receiving attractive risk-adjusted returns Investment Portfolio - Statistics Q3 2022 9/30/2021 12/31/2021 (In Thousands) Total CSWC Portfolio Total CSWC Portfolio Number of Portfolio Companies 63 70 Total Cost $749,521 $810,800 Total Fair Value $758,580 $819,176 Average Hold Size Debt Investments (at Fair Value) $11,685 $11,820 Average Hold Size Equity Investments (at Fair Value) $2,231 $1,910 % First Lien Investments (at Fair Value) 82.4% 82.9% % Second Lien Investments (at Fair Value) 6.8% 6.5% % Subordinated Debt Investments (at Fair Value) 1.6% 1.5% % Equity (at Fair Value) 9.1% 9.1% Wtd. Avg. Yield (2) 9.7% 9.5% Wtd. Avg. EBITDA of Issuer ($MM's) (3) $17.4 $19.6 Wtd. Avg. Leverage through CSWC Security (4) 4.1x 3.9x

Page 15 Four loans upgraded and no loans downgraded during the quarter Investment Rating 9/30/2021 Investment Rating Upgrades Investment Rating Downgrades 12/31/2021 # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) 1 8 $112.5 15.8% 2 $29.5 4.0% 0 $0.0 —% 8 $129.5 17.4% 2 53 $515.8 73.7% 2 $24.1 3.2% 0 $0.0 —% 60 $580.6 78.0% 3 6 $58.9 9.7% 0 $0.0 —% 0 $0.0 —% 5 $34.4 4.6% 4 1 $2.3 0.8% 0 $0.0 —% 0 $0.0 —% 1 $0.2 0.0% Wtd. Avg. Investment Rating (at Cost) 1.96 1.90 Credit Portfolio Investment Rating Migration

Page 16 CSWC Portfolio Mix as of 12/31/2021 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Investment Portfolio of $877 MM continues to be diverse across industries First Lien 78% I-45 SLF LLC (a) 7% Second Lien 6% Subordinated Debt 1% Equity (b) 8% Business Services 14% Healthcare Services 10% Consumer Products & Retail 9% I-45 SLF LLC 7% Media, Marketing & Entertainment 6% Distribution 6% Consumer Services 5% Food, Agriculture & Beverage 5% Financial Services 5% Transportation & Logistics 4% Education 4% Technology Products & Components 4% Healthcare Products 4% Software & IT Services 3% (a) I-45 SLF consists of 95% first lien senior secured debt (b) Equity represents equity co-investments across 39 portfolio companies

Page 17 I-45 Portfolio Overview Current I-45 Portfolio (By Industry) I-45 loan portfolio of $180.0 MM is 95% first lien senior secured debt with average hold size of 2.4% of the I-45 portfolio (1) Through I-45 security Telecommunications Services: Consumer Current I-45 Portfolio (By Type) I-45 Portfolio Statistics (In Thousands) 3/31/2021 6/30/2021 9/30/2021 12/31/2021 Total Investments at Fair Value $164,351 $169,610 $169,042 $180,052 Fund Leverage (Debt to Equity) at Fair Value 1.27x 1.40x 1.30x 1.52x Number of Issuers 36 38 38 42 Wtd. Avg. Issuer EBITDA $77,649 $77,851 $75,025 $72,800 Avg. Investment Size as a % of Portfolio 2.8% 2.6% 2.6% 2.4% Wtd. Avg. Net Leverage on Investments (1) 4.4x 4.8x 4.7x 5.0x Wtd. Avg. Spread to LIBOR 6.0% 6.0% 5.9% 6.2% Wtd. Avg. Duration (Yrs) 3.0 3.0 3.7 3.7 95% 5% First Lien Non-First Lien Telecommunications Business Services Consumer Products and Retail Healthcare Products 13% 12% 11% 10%8% High Tech Industries

Page 18 Income Statement (In Thousands, except per share amounts) Quarter Ended 3/31/21 Quarter Ended 6/30/21 Quarter Ended 9/30/21 Quarter Ended 12/31/21 Investment Income Interest Income $12,282 $14,626 $16,100 $16,921 PIK Interest Income 2,796 975 879 814 Dividend Income 1,661 2,657 2,070 1,714 Fees and Other Income 434 321 1,247 2,862 Total Investment Income $17,173 $18,579 $20,296 $22,311 Expenses Cash Compensation $1,631 $1,432 $2,298 $3,353 Share Based Compensation 708 1,076 923 849 General & Administrative 1,278 1,677 1,630 1,617 Total Expenses (excluding Interest) $3,617 $4,185 $4,851 $5,819 Interest Expense $4,688 $4,955 $5,405 $4,655 Pre-Tax Net Investment Income $8,868 $9,439 $10,040 $11,837 Gains / Losses and Taxes Net Realized and Unrealized Gains on Investments $2,660 $6,099 $2,805 $661 Realized Losses on Extinguishment of Debt (459) — (17,087) — Income Tax (Expense) / Benefit (852) (396) (314) 62 Net increase (decrease) in Net Assets Resulting from Operations $10,217 $15,142 $(4,556) $12,560 Weighted Average Diluted Shares Outstanding 20,376 21,202 22,534 23,433 Pre-Tax NII Per Diluted Weighted Average Share $0.44 $0.45 $0.45 $0.51

Page 19 Operating Leverage Trend Continue to realize operating efficiencies of internally managed structure Period Ending To ta l A ss et s ( $M M ) O perating Expenses as % of A vg A ssets $284 $326 $417 $552 $585 $736 $836 $867 $913 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% 2.3% 2.3% 2.3% FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 Q1 FY 22 Q2 FY22 Q3 FY22 $0 $200 $400 $600 $800 $1,000 1% 2% 3% 4% 5% 6% Total Assets Operating Expenses(1) as % of Average Total Assets Note: Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets (1) Operating expenses exclude interest expense

Page 20 $16.36 $0.51 $(0.47) $(0.50) $(0.09) $0.20 $(0.09) $0.24 $0.03 $16.19 9/30/2021 NAV/Share Pre- Tax Net I nvest ment In come Regular Dividend Supplem ental Dividend Net C hange in Debt P ortfo lio Net C hange in Equity Portfo lio Net C hange in I-4 5 Portfo lio Accr etio n fro m Equity Iss uance Other Corporat e 12/31/2021 NAV/Share $14 $14.5 $15 $15.5 $16 $16.5 $17 $17.5 NAV per Share Bridge from Quarter Ended 9/30/2021 Earnings / Dividends $(0.46) per Share Investment Portfolio Valuation Change $0.02 per Share Other Corporate $0.27 per Share

Page 21 Significant Unused Debt Capacity with Long-Term Duration Earliest debt maturity occurs in January 2026 Facility Total Commitments Interest Rate Maturity Principal Drawn Undrawn Commitment January 2026 Notes (1) $140.0 MM 4.50% January 2026 $140.0 MM N/A I-45 Credit Facility (2) $150.0 MM L + 2.15% March 2026 $109.5 MM $40.5 MM Credit Facility (3) $335.0 MM L + 2.15% August 2026 $190.0 MM $141.7 MM (4) October 2026 Notes (5) $150.0 MM 3.375% October 2026 $150.0 MM N/A SBA Debentures $40.0 MM 1.43% (6) September 2031 (7) $29.0 MM $11.0 MM (8) P rin ci pa l P ay m en ts ($ M M ) Long-Term Debt Obligations (Calendar Year) $589.5 $29.0 140.0 109.5 190.0 150.0 January 2026 Notes I-45 Credit Facility Credit Facility October 2026 Notes SBIC I CY2021- CY2025 CY 2026 CY 2027 CY 2028 CY 2029 CY 2030 CY 2031 $0 $100 $200 $300 $400 $500 $600 (1) Redeemable in whole or in part at any time prior to October 31, 2025, at par plus a "make whole" premium, and thereafter at par (2) CSWC owns 80% of the equity and 50% of the voting rights of I-45 SLF LLC with a joint venture partner (3) The Credit Facility has an accordion feature that allows for an increase in total commitments up to $400 MM (4) Net of $3.3 MM in letters of credit outstanding (5) Redeemable in whole or in part at any time prior to July 1, 2026, at par plus a "make whole" premium, and thereafter at par (6) Weighted average interest rate of all pooled and non-pooled SBA Debentures for the three months ended December 31, 2021 (7) First pooled SBA Debentures mature on September 1, 2031 (8) Current statutes and regulations permit SBIC I to borrow up to $175 million in SBA Debentures with at least $87.5 million in regulatory capital, subject to SBA approval

Page 22 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 3/31/21 Quarter Ended 6/30/21 Quarter Ended 9/30/21 Quarter Ended 12/31/21 Assets Portfolio Investments $688,432 $798,647 $818,218 $876,765 Cash & Cash Equivalents 31,613 16,543 26,840 18,668 Other Assets 15,539 20,858 21,764 17,122 Total Assets $735,584 $836,048 $866,822 $912,555 Liabilities SBA Debentures $— $— $16,709 $27,965 October 2024 Notes 122,879 123,041 — — January 2026 Notes 138,425 138,504 138,545 138,630 October 2026 Notes — — 97,264 146,357 Credit Facility 120,000 190,000 215,000 190,000 Other Liabilities 18,029 16,408 17,359 22,266 Total Liabilities $399,333 $467,953 $484,877 $525,218 Shareholders Equity Net Asset Value $336,251 $368,095 $381,945 $387,337 Net Asset Value per Share $16.01 $16.58 $16.36 $16.19 Regulatory Debt to Equity 1.13x 1.23x 1.18x 1.23x

Page 23 Portfolio Statistics (1) CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2. Weighted average investment rating calculated at cost (2) Excludes CSWC equity investment in I-45 Senior Loan Fund (3) At Fair Value Continuing to build a well performing credit portfolio (In Thousands) Quarter Ended 3/31/21 Quarter Ended 6/30/21 Quarter Ended 9/30/21 Quarter Ended 12/31/21 Portfolio Statistics Fair Value of Debt Investments $572,614 $671,257 $689,421 $744,681 Average Debt Investment Hold Size $11,228 $11,377 $11,490 $11,820 Fair Value of Debt Investments as a % of Par 97% 97% 97% 97% % of Investment Portfolio on Non-Accrual (at Fair Value) —% 1.8% 3.0% 1.6% Weighted Average Investment Rating (1) 2.00 1.96 1.96 1.90 Weighted Average Yield on Debt Investments 10.76% 10.04% 9.66% 9.48% Total Fair Value of Portfolio Investments $688,432 $798,647 $818,218 $876,765 Weighted Average Yield on all Portfolio Investments 10.22% 10.12% 9.60% 9.35% Investment Mix (Debt vs. Equity) (2)(3) 92% / 8% 91% / 9% 91% / 9% 91% / 9%

Page 24 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 3/31/21 Quarter Ended 6/30/21 Quarter Ended 9/30/21 Quarter Ended 12/31/21 Investment Income Breakdown Cash Interest $11,668 $13,939 $15,370 $16,164 Cash Dividends 1,660 2,657 2,069 1,714 PIK Income 2,796 975 879 814 Amortization of purchase discounts and fees 616 688 731 758 Management/Admin Fees 234 227 327 340 Prepayment Fees & Other Income 199 93 920 2,520 Total Investment Income $17,173 $18,579 $20,296 $22,310 Key Metrics Cash Income as a % of Investment Income 80% 91% 92% 93% % of Total Investment Income that is Recurring 99% 96% 95% 89%

Page 25 Key Financial Metrics Strong Pre-Tax Net Investment Income and Dividend Yield driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter (2) Realized Earnings and Earnings include ($17.1) MM or ($0.76) per weighted average diluted share for realized losses on extinguishment of debt in the 9/30/21 quarter Quarter Ended 3/31/21 Quarter Ended 6/30/21 Quarter Ended 9/30/21 Quarter Ended 12/31/21 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Diluted Share $0.44 $0.45 $0.45 $0.51 Pre-Tax Net Investment Income Return on Equity (ROE)(1) 11.06% 11.12% 10.75% 12.35% Realized Earnings Per Wtd Avg Diluted Share $0.29 $0.38 $(0.17) $0.62 Realized Earnings Return on Equity (ROE)(1) 7.45% 9.53% (4.14)%(2) 15.25% Earnings Per Wtd Avg Diluted Share $0.50 $0.71 $(0.20) $0.54 Earnings Return on Equity (ROE)(1) 12.74% 17.84% (4.88)%(2) 13.11% Regular Dividends per Share $0.42 $0.43 $0.44 $0.47 Supplemental/Special Dividends per Share $0.10 $0.10 $0.10 $0.50 Total Dividends per Share $0.52 $0.53 $0.54 $0.97

Page 26 Interest Rate Sensitivity Fixed vs. Floating Credit Portfolio Exposure (1) Note: Illustrative change in annual NII is based on a projection of CSWC’s existing debt investments as of 12/31/2021, adjusted only for changes in Base Interest Rate. Base Interest Rate used in this analysis is 3-Month LIBOR of 0.21% at 12/31/2021. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 98% floating rate debt assets and 100% floating rate liabilities (1) Portfolio Exposure includes I-45 assets pro rata as a % of CSWC’s equity investment in the fund Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change (Per Share) (25 bps) 535,329 0.02 25 bps (639,947) (0.03) 50 bps (1,279,894) (0.05) 75 bps (1,824,168) (0.08) 100 bps (887,763) (0.04) 125 bps 349,572 0.01 150 bps 1,606,072 0.07 4% 96% Fixed Floating

Page 27 Corporate Information Board of Directors Senior Management Fiscal Year End Inside Directors Bowen S. Diehl March 31 Bowen S. Diehl President & Chief Executive Officer Independent Directors Independent Auditor David R. Brooks Michael S. Sarner RSM US LLP Chicago, ILChristine S. Battist Chief Financial Officer, Secretary & Treasurer T. Duane Morgan Jack D. Furst Joshua S. Weinstein William R. Thomas Senior Managing Director Corporate Counsel Ramona Rogers-Windsor Eversheds Sutherland (US) LLP Investor Relations Michael S. Sarner Capital Southwest Corporate Offices & Website 214-884-3829 5400 Lyndon B. Johnson Freeway msarner@capitalsouthwest.com Transfer Agent 13th Floor American Stock Transfer & Trust Company, LLC Dallas, TX 75240 Securities Listing 800-937-5449 http://www.capitalsouthwest.com Nasdaq: "CSWC" (Common Stock) www.amstock.com Industry Analyst Coverage Firm Analyst Contact Information Ladenburg Thalmann & Co., Inc. Mickey M. Schleien, CFA Direct: 305-572-4131 JMP Securities, LLC Devin Ryan Direct: 415-835-8900 B. Riley Securities Sarkis Sherbetchyan Direct: 310-689-5221 Hovde Group Bryce Rowe Direct: 804-318-0969 Jefferies, LLC Kyle Joseph Direct: 510-418-0754 Raymond James & Associates Robert Dodd Direct: 901-579-4560 Oppenheimer & Co., Inc. Mitchel Penn Direct: 212-667-7136